MLMT 2003 - KEY 1
Preliminary Data Tape


This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.




MLMT 2003 - Key 1 - Preliminary Pool
------------------------------------

                                  COUNT        ESTIMATED CUT-OFF BALANCES      % OF POOL             MAX LOAN         MIN LOAN
------------------------------------------------------------------------------------------------------------------------------------
Retail                                     35             $450,898,073                     38.85       $97,500,000      $1,798,408
Office                                      8             $227,729,827                     19.62      $145,000,000      $3,175,348
Multifamily                                27             $195,639,507                     16.86       $30,000,000      $2,044,647
Mobile Home Park                            6             $116,277,400                     10.02       $41,248,141     $11,475,204
Mixed Use                                   7              $64,351,722                      5.54       $34,000,000      $2,300,000
Hotel                                       3              $56,109,395                      4.83       $24,716,510     $11,260,889
Self Storage                                4              $23,390,417                      2.02        $9,473,326      $4,138,857
Manufactured Housing                        4              $14,432,916                      1.24        $6,790,890      $1,597,493
Industrial                                  4              $11,815,438                      1.02        $5,161,561      $1,250,000
                             -------------------------------------------------------------------------------------------------------
TOTAL                                      98           $1,160,644,696                    100.00      $145,000,000      $1,250,000


                                AVG LOAN           UW DSCR      CUT- OFF LTV            RATE
-------------------------------------------------------------------------------------------------------
Retail                            $12,882,802              1.86          59.1                     5.25
Office                            $28,466,228              2.05          54.7                     5.48
Multifamily                        $7,245,908              2.34          65.1                     5.35
Mobile Home Park                  $19,379,567              1.32          73.6                     5.51
Mixed Use                          $9,193,103              1.40          73.9                     6.17
Hotel                             $18,703,132              1.61          64.8                     6.78
Self Storage                       $5,847,604              1.53          69.9                     5.98
Manufactured Housing               $3,608,229              1.38          76.7                     5.82
Industrial                         $2,953,860              1.34          70.7                     6.46
                             --------------------------------------------------------------------------
TOTAL                             $11,843,313              1.87          62.3                     5.50

MLMT 2003 - KEY 1
Preliminary Data Tape


This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------------------------------------------------------------
ADD / DROPS       ORIGINATOR    LOAN #                 LOAN/ PROPERTY       # OF PROP      DEAL NAME
------------------------------------------------------------------------------------------------------------------------------------
                     JPMCB      HTA-1003                    Loan                1          Anchor Bay
                     MLML       20039232020                 Loan                1          167 East 61st Street (1)
                     JPMCB      HTA-1026                    Loan                1          Cimmaron Park
                      Key       10020568                    Loan                1          Greystone Meadows Apartments
                     MLML       20028003006                 Loan                1          Retreat at Speedway Apartments
                     JPMCB      HTA-1023                    Loan                1          Cedar Knolls
                     MLML       20038035003                 Loan                1          Residenz Apartments
                     JPMCB      HTA-1024                    Loan                1          Chesterfield
                     JPMCB      HTA-1078                    Loan                1          Lakeland Harbor
                     JPMCB      HTA-1087                    Loan                1          Leisurewoods-Rockland
                      Key       10019306                    Loan                1          Georgetown Oaks Apartments
                      Key       10020565                    Loan                1          Hidden Hills Student Apartments
                     MLML       20038543020                 Loan                3          Anderson Portfolio
                                20038543020.1             Property              1          Lantana Apartmets
                                20038543020.2             Property              1          Park at Colonnade Apartments
                                20038543020.3             Property              1          Calypso Apartments
                      Key       10021510                    Loan                1          Wildwood Acres
                     MLML       20038030001                 Loan                1          2400 Hudson Ave. (1)
                     MLML       20033925001                 Loan                6          Cheyenne Mobile Home Park Portfolio
                                20033925001.1             Property              1          Pioneer Park Mobile Home Community
                                20033925001.2             Property              1          Circle Park Mobile Home Community
                                20033925001.3             Property              1          Frontier Village Mobile Home Community
                                20033925001.4             Property              1          Kimberly Village Mobile Home Community
                                20033925001.5             Property              1          Country Lane Mobile Home Community
                                20033925001.6             Property              1          Mobile Home Village Mobile Home Community
                     MLML       20038505012                 Loan                2          Gables East & West
                      Key       10021628                    Loan                1          Sunrise Village
                      Key       10020210                    Loan                1          Euless Square
                     MLML       20038505011                 Loan                1          Ygnacio Village Apartments
                      Key       10021563                    Loan                1          Arlington Farms Apartments
                     MLML       200338518001                Loan                1          Savannah Springs Apartments
                     MLML       20038037001                 Loan                1          Country Sunset Mobile Home Park
                     MLML       20039243002                 Loan                1          Research Point Apartments
                     MLML       20038032021                 Loan                1          Losson Gardens Apartments
                     MLML       20038005001                 Loan                1          Renaissance Apartments
                      Key       10020691                    Loan                1          Prindle Terrace Apartments
                     MLML       20038032020                 Loan                1          Lake Heights Apartments
                     MLML       20038532020                 Loan                1          55 Liberty Street (1)
                     MLML       20038035002                 Loan                1          512 Aberdeen Ave. Apartments
                     MLML       20038032022                 Loan                1          Wyntrebrooke Apartments
                      Key       10020956                    Loan                1          Ashton Apartments
                      Key       10020825                    Loan                1          Gilman Terrace II
                      Key       10021057                    Loan                1          Ryegate Apartments
                     MLML       20038543001                 Loan                1          Lincoln Manner Mobile Home Park
                      Key       10020948                    Loan                1          The Birches Apartments
                     MLML       20038037001                 Loan                1          Village Park MHP



----------------------------------------------------------------------------------------------------------------------------------
ADD / DROPS       ORIGINATOR    LOAN #            ADDRESS                                CITY                      COUNTY
----------------------------------------------------------------------------------------------------------------------------------
                     JPMCB      HTA-1003          10470 Dixie Highway                    Fair Haven                St. Clair
                     MLML       20039232020       167 East 61st Street                   New York                  Manhattan
                     JPMCB      HTA-1026          901 Lake Elmo Ave N                    Lake Elmo                 Washington
                      Key       10020568          41500 1st ave South                    Federal Way               King
                     MLML       20028003006       7401 E. Speedway Road                  Tucson                    Pima
                     JPMCB      HTA-1023          12571 Garland Ave                      Apple Valley              Dakota
                     MLML       20038035003       700 Lincoln Park Blvd.                 Kettering                 Montgomery
                     JPMCB      HTA-1024          49900 Fairchild Rd                     Chesterfield              Macomb
                     JPMCB      HTA-1078          4747 N. State Road 33                  Lakeland                  Polk
                     JPMCB      HTA-1087          31 Leisurewoods Dr                     Rockland                  Plymouth
                      Key       10019306          101 Heartwood Path                     Georgetown                Scott
                      Key       10020565          4346 Hidden Hills Drive                Kalamazoo                 Kalamazoo
                     MLML       20038543020       Various                                San Antonio               Bexar
                                20038543020.1     4603 Vance Jackson                     San Antonio               Bexar
                                20038543020.2     3815 Parkdale Drive                    San Antonio               Bexar
                                20038543020.3     5900 Wurzbach Road                     San Antonio               Bexar
                      Key       10021510          13418 Dottie Rd                        Tampa                     Hillsborough
                     MLML       20038030001       2400 Hudson Ave.                       Fort Lee                  Bergen
                     MLML       20033925001       Various                                Various                   Various
                                20033925001.1     1104 Wilderness Trail                  Green River               Sweetwater
                                20033925001.2     609 E. Prosser Road                    Cheyenne                  Laramie
                                20033925001.3     312 W. Jefferson Road                  Cheyenne                  Laramie
                                20033925001.4     401 East Prosser Road                  Cheyenne                  Laramie
                                20033925001.5     212 Tyler Place                        Cheyenne                  Laramie
                                20033925001.6     1314 W. 18th Street                    Cheyenne                  Laramie
                     MLML       20038505012       15541& 15505 Nordhoff St.              Van Nuys                  Los Angeles
                      Key       10021628          660 Gateway and 837 Michigan           Lawrence                  Douglas
                      Key       10020210          1304 Raider Drive                      Euless                    Tarrant
                     MLML       20038505011       1295 Homestead Ave.                    Walnut Creek              Contra Costa
                      Key       10021563          1800 Primrose Drive                    Waco                      McLennan
                     MLML       200338518001      35 Savannah Way                        Fort Oglethorpe           Catoosa
                     MLML       20038037001       61445 SE 27th                          Bend                      Deschutes
                     MLML       20039243002       8220 Research Blvd.                    Austin                    Travis
                     MLML       20038032021       110 Losson Road                        Cheektowaga               Erie
                     MLML       20038005001       3744 Pennsylvania Ave                  Fremont                   Alameda
                      Key       10020691          239 Indian River Road                  Orange                    New Haven
                     MLML       20038032020       5327 Rogers Road                       Hamburg                   Erie
                     MLML       20038532020       55 Liberty Street                      New York                  Manhattan
                     MLML       20038035002       512 Aberdeen Ave.                      Kettering                 Montgomery
                     MLML       20038032022       3688 Big Tree Road                     Hamburg                   Erie
                      Key       10020956          701 East 18th Street                   Ellensburg                Kittitas
                      Key       10020825          2564 Gilman Drive W                    Seattle                   King
                      Key       10021057          901 East 18th Street                   Ellensburg                Kittitas
                     MLML       20038543001       110 Parker Parkway                     Lincoln Park              Denton
                      Key       10020948          8003 N. El Dorado                      Stockton                  San Joaquin
                     MLML       20038037001       1215 SW 11th                           Hermiston                 Umatilla



------------------------------------------------------------------------------------------------------------------------------------
ADD / DROPS       ORIGINATOR     LOAN #            STATE             ZIP CODE   PROPERTY TYPE              PROPERTY SUBTYPE
------------------------------------------------------------------------------------------------------------------------------------
                     JPMCB       HTA-1003          MI                48023      Mobile Home Park           Mobile Home-Park 5 Star
                     MLML        20039232020       NY                10021      Multifamily                Co-Op
                     JPMCB       HTA-1026          MN                55042      Mobile Home Park           Mobile Home-Park 4 Star
                      Key        10020568          WA                98003      Multifamily                Conventional
                     MLML        20028003006       AZ                85710      Multifamily                Conventional
                     JPMCB       HTA-1023          MN                55124      Mobile Home Park           Mobile Home-Park 4 Star
                     MLML        20038035003       OH                45429      Multifamily                Conventional
                     JPMCB       HTA-1024          MI                48051      Mobile Home Park           Mobile Home-Park 4 Star
                     JPMCB       HTA-1078          FL                33805      Mobile Home Park           Mobile Home-Park 4 Star
                     JPMCB       HTA-1087          MA                02370      Mobile Home Park           Mobile Home-Park 4 Star
                      Key        10019306          KY                40324      Multifamily                Conventional
                      Key        10020565          MI                49006      Multifamily                Conventional
                     MLML        20038543020       TX                Various    Multifamily                Conventional
                                 20038543020.1     TX                78230      Multifamily                Conventional
                                 20038543020.2     TX                78229      Multifamily                Conventional
                                 20038543020.3     TX                78238      Multifamily                Conventional
                      Key        10021510          FL                33617      Multifamily                Conventional
                     MLML        20038030001       NJ                7024       Multifamily                Co-op
                     MLML        20033925001       Various           Various    Manufactured Housing       Manufactured Housing
                                 20033925001.1     WY                82935      Manufactured Housing       Manufactured Housing
                                 20033925001.2     WY                82007      Manufactured Housing       Manufactured Housing
                                 20033925001.3     WY                82007      Manufactured Housing       Manufactured Housing
                                 20033925001.4     WY                82007      Manufactured Housing       Manufactured Housing
                                 20033925001.5     WY                82007      Manufactured Housing       Manufactured Housing
                                 20033925001.6     WY                82007      Manufactured Housing       Manufactured Housing
                     MLML        20038505012       CA                91343      Multifamily                Conventional
                      Key        10021628          KS                66049      Multifamily                Conventional
                      Key        10020210          TX                76040      Multifamily                Conventional
                     MLML        20038505011       CA                94596      Multifamily                Conventional
                      Key        10021563          TX                76706      Multifamily                Conventional
                     MLML        200338518001      GA                30742      Multifamily                Conventional
                     MLML        20038037001       OR                97702      Manufactured Housing       Manufactured Housing
                     MLML        20039243002       TX                78758      Multifamily                Conventional
                     MLML        20038032021       NY                14227      Multifamily                Conventional
                     MLML        20038005001       CA                94536      Multifamily                Conventional
                      Key        10020691          CT                06477      Multifamily                Conventional
                     MLML        20038032020       NY                14075      Multifamily                Conventional
                     MLML        20038532020       NY                10005      Multifamily                Co-Op
                     MLML        20038035002       OH                45419      Multifamily                Conventional
                     MLML        20038032022       NY                14075      Multifamily                Conventional
                      Key        10020956          WA                98926      Multifamily                Conventional
                      Key        10020825          WA                98119      Multifamily                Conventional
                      Key        10021057          WA                98926      Multifamily                Conventional
                     MLML        20038543001       TX                76227      Manufactured Housing       Manufactured Housing
                      Key        10020948          CA                94210      Multifamily                Conventional
                     MLML        20038037001       OR                97838      Manufactured Housing       Manufactured Housing

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.



------------------------------------------------------------------------------------------------------------------------------------
ADD / DROPS       ORIGINATOR      LOAN #         CROSSED (Y/N)  SQ FT/UNIT     UNIT OF MEASURE     YEAR BUILT       YEAR RENOVATED
------------------------------------------------------------------------------------------------------------------------------------
                     JPMCB        HTA-1003            No          1,384              Pads             1965               1999
                     MLML         20039232020         No            174             Units             1983
                     JPMCB        HTA-1026          Yes (2)         505              Pads             1969
                      Key         10020568            No            323             Units             1989
                     MLML         20028003006         No            304             Units             2002
                     JPMCB        HTA-1023          Yes(6)          468              Pads             1970
                     MLML         20038035003         No            368             Units             1988               2001
                     JPMCB        HTA-1024          Yes (2)         345              Pads             1968               1984
                     JPMCB        HTA-1078          Yes (2)         504              Pads             1984
                     JPMCB        HTA-1087          Yes (2)         394              Pads             1987
                      Key         10019306            No            216             Units             2002
                      Key         10020565            No            120             Units             2003
                     MLML         20038543020         No            411             Units            Various
                                  20038543020.1                     108                               1972
                                  20038543020.2                     211                               1998
                                  20038543020.3                      92                               1978
                      Key         10021510            No            337             Units             1967               1992
                     MLML         20038030001         No            137             Units             1965               1981
                     MLML         20033925001         No            555              Pads            Various
                                  20033925001.1                     308              Pads             1968
                                  20033925001.2                      53              Pads             1966
                                  20033925001.3                      70              Pads             1973
                                  20033925001.4                      49              Pads             1985
                                  20033925001.5                      45              Pads             1968
                                  20033925001.6                      30              Pads             1973
                     MLML         20038505012         No            110             Units          1964 & 1965           2003
                      Key         10021628            No            132             Units             1983
                      Key         10020210            No            150             Units             1971               2002
                     MLML         20038505011         No             56             Units             1987
                      Key         10021563            No            168             Units             1972               1996
                     MLML         200338518001        No            103             Units           1998-2001
                     MLML         20038037001         No            148              Pads             1973
                     MLML         20039243002         No            248             Units             1968               2002
                     MLML         20038032021         No            148             Units             1972
                     MLML         20038005001         No             23             Units             2003
                      Key         10020691            No             40             Units             2002
                     MLML         20038032020         No            176             Units        1962,1964,1965
                     MLML         20038532020         No             84             Units             1909
                     MLML         20038035002         No             88             Units             1940               2002
                     MLML         20038032022         No            132             Units             1972
                      Key         10020956            No             64             Units             1994
                      Key         10020825            No             42             Units             1991
                      Key         10021057            No             65             Units             1993
                     MLML         20038543001         No            198              Pads           1983-1986
                      Key         10020948            No             52             Units             1980
                     MLML         20038037001         No            122             Units             1973



------------------------------------------------------------------------------------------------------------------------------------
ADD / DROPS       ORIGINATOR      LOAN #                OCC %       OCC DATE           APPRAISAL VALUE        ORIGINAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
                     JPMCB        HTA-1003               84.5       06/30/03                 $ 59,300,000             $ 41,248,141
                     MLML         20039232020           100.0       09/01/03                $ 145,000,000             $ 30,000,000
                     JPMCB        HTA-1026               95.3       06/30/03                 $ 29,000,000             $ 21,651,888
                      Key         10020568               87.3       02/26/03                  $23,500,000             $ 18,600,000
                     MLML         20028003006            86.7       07/01/03                 $ 21,250,000             $ 17,000,000
                     JPMCB        HTA-1023               96.3       06/30/03                 $ 21,500,000             $ 16,980,000
                     MLML         20038035003            95.0       09/01/03                 $ 20,860,000             $ 16,650,000
                     JPMCB        HTA-1024               92.2       06/30/03                 $ 16,500,000             $ 13,200,000
                     JPMCB        HTA-1078               99.8       06/30/03                 $ 15,425,000             $ 11,722,167
                     JPMCB        HTA-1087               99.2       06/30/03                 $ 17,330,000             $ 11,475,204
                      Key         10019306               94.0       07/18/03                  $14,000,000             $ 11,100,000
                      Key         10020565              100.0       07/31/03                  $13,800,000             $ 11,040,000
                     MLML         20038543020            92.4       08/05/03                 $ 12,375,000              $ 9,700,000
                                  20038543020.1          87.0       08/05/03                  $ 2,600,000
                                  20038543020.2          94.0       08/05/03                  $ 7,100,000
                                  20038543020.3          95.0       08/05/03                  $ 2,675,000
                      Key         10021510               91.1       07/07/03                  $11,251,000              $ 9,000,000
                     MLML         20038030001            97.5       08/01/03                 $ 14,700,000              $ 7,000,000
                     MLML         20033925001            84.7       08/27/03                  $ 8,860,000              $ 6,800,000
                                  20033925001.1          79.2       08/27/03                  $ 4,010,000
                                  20033925001.2          96.2       08/27/03                  $ 1,220,000
                                  20033925001.3          84.3       08/27/03                  $ 1,250,000
                                  20033925001.4          95.9       08/27/03                  $ 1,170,000
                                  20033925001.5          93.3       08/27/03                    $ 710,000
                                  20033925001.6          90.0       08/27/03                    $ 500,000
                     MLML         20038505012            94.5       08/12/03                  $ 9,500,000              $ 6,750,000
                      Key         10021628               93.2       07/01/03                   $6,801,000              $ 5,440,000
                      Key         10020210               91.3       05/01/03                   $6,000,000              $ 4,750,000
                     MLML         20038505011            88.0       07/28/03                  $ 7,250,000              $ 4,600,000
                      Key         10021563               95.2       05/31/03                   $5,225,000              $ 4,100,000
                     MLML         200338518001           95.0       07/02/03                  $ 5,665,000              $ 4,030,000
                     MLML         20038037001            94.6       07/23/03                  $ 5,050,000              $ 3,953,884
                     MLML         20039243002            83.2       08/01/03                  $ 9,500,000              $ 3,900,000
                     MLML         20038032021            92.4       09/01/03                  $ 6,000,000              $ 3,800,000
                     MLML         20038005001            95.0       07/15/03                  $ 4,600,000              $ 3,250,000
                      Key         10020691               82.5       03/31/03                   $4,250,000              $ 3,300,000
                     MLML         20038032020            95.0       09/01/03                  $ 4,100,000              $ 3,200,000
                     MLML         20038532020           100.0       08/12/03                 $ 27,000,000              $ 3,100,000
                     MLML         20038035002            92.0       07/08/03                  $ 3,960,000              $ 3,000,000
                     MLML         20038032022            95.0       09/01/03                  $ 3,800,000              $ 3,000,000
                      Key         10020956              100.0       09/01/02                   $3,175,000              $ 2,502,000
                      Key         10020825               88.1       04/01/03                   $4,500,000              $ 2,500,000
                      Key         10021057              100.0       09/01/02                   $3,100,000              $ 2,480,000
                     MLML         20038543001            87.0       08/20/03                  $ 2,800,000              $ 2,100,000
                      Key         10020948              100.0       04/25/03                   $3,260,000              $ 2,050,000
                     MLML         20038037001            96.4       07/25/03                  $ 2,100,000              $ 1,600,000





------------------------------------------------------------------------------------------------------------------------------------
ADD / DROPS       ORIGINATOR      LOAN #            CUT-OFF BAL (11/1/2003)    MATURITY BALANCE   CUT-OFF LTV %     INTEREST RATE %
------------------------------------------------------------------------------------------------------------------------------------
                     JPMCB        HTA-1003                      $ 41,248,141        $ 31,357,039           69.6               5.77%
                     MLML         20039232020                   $ 30,000,000        $ 30,000,000           20.7               4.75%
                     JPMCB        HTA-1026                      $ 21,651,888        $ 18,189,064           74.7               5.37%
                      Key         10020568                      $ 18,600,000        $ 17,408,254           79.1               4.56%
                     MLML         20028003006                   $ 16,945,505        $ 14,065,066           79.7               5.19%
                     JPMCB        HTA-1023                      $ 16,980,000        $ 14,264,359           80.0               5.37%
                     MLML         20038035003                   $ 16,609,396        $ 13,351,336           79.6               4.65%
                     JPMCB        HTA-1024                      $ 13,200,000        $ 11,088,901           80.0               5.37%
                     JPMCB        HTA-1078                      $ 11,722,167         $ 9,847,420           76.0               5.37%
                     JPMCB        HTA-1087                      $ 11,475,204         $ 9,639,955           66.2               5.37%
                      Key         10019306                      $ 11,100,000         $ 9,379,724           79.3               5.81%
                      Key         10020565                      $ 11,040,000         $ 9,571,290           80.0               5.92%
                     MLML         20038543020                    $ 9,700,000         $ 8,178,023           78.4               5.80%
                                  20038543020.1
                                  20038543020.2
                                  20038543020.3
                      Key         10021510                       $ 8,992,321         $ 7,624,801           79.9               5.89%
                     MLML         20038030001                    $ 7,000,000         $ 5,785,336           47.6               5.16%
                     MLML         20033925001                    $ 6,790,890         $ 5,222,107           76.6               5.75%
                                  20033925001.1
                                  20033925001.2
                                  20033925001.3
                                  20033925001.4
                                  20033925001.5
                                  20033925001.6
                     MLML         20038505012                    $ 6,750,000         $ 5,762,805           71.1               6.02%
                      Key         10021628                       $ 5,434,553         $ 4,519,653           63.9               5.25%
                      Key         10020210                       $ 4,722,245         $ 3,625,434           78.7               5.47%
                     MLML         20038505011                    $ 4,596,056         $ 3,886,787           63.4               5.87%
                      Key         10021563                       $ 4,100,000         $ 3,189,287           78.5               6.04%
                     MLML         200338518001                   $ 4,026,660         $ 3,418,333           71.1               6.00%
                     MLML         20038037001                    $ 3,946,447         $ 3,341,074           78.1               5.88%
                     MLML         20039243002                    $ 3,892,865         $ 3,307,782           41.0               6.00%
                     MLML         20038032021                    $ 3,792,032         $ 3,162,213           63.2               5.37%
                     MLML         20038005001                    $ 3,247,126         $ 2,736,205           70.6               5.75%
                      Key         10020691                       $ 3,297,257         $ 2,803,990           77.6               5.99%
                     MLML         20038032020                    $ 3,193,290         $ 2,968,006           77.9               5.37%
                     MLML         20038532020                    $ 3,100,000         $ 3,100,000           11.5               5.42%
                     MLML         20038035002                    $ 2,997,513         $ 2,544,665           75.7               6.00%
                     MLML         20038032022                    $ 2,993,709         $ 2,782,506           78.8               5.37%
                      Key         10020956                       $ 2,495,453         $ 2,131,263           78.6               6.08%
                      Key         10020825                       $ 2,493,489         $ 2,130,791           55.4               6.10%
                      Key         10021057                       $ 2,475,392         $ 2,103,078           79.9               5.93%
                     MLML         20038543001                    $ 2,098,086         $ 1,954,894           74.9               5.63%
                      Key         10020948                       $ 2,044,647         $ 1,746,693           62.7               6.09%
                     MLML         20038037001                    $ 1,597,493         $ 1,388,597           76.1               6.25%


-------------------------------------------------------------------------------------------
ADD / DROPS       ORIGINATOR      LOAN #                   AMORT TYPE      ACCRUAL BASIS
-------------------------------------------------------------------------------------------
                     JPMCB        HTA-1003                  Balloon         Actual/360
                     MLML         20039232020                  IO           Actual/360
                     JPMCB        HTA-1026                  Balloon         Actual/360
                      Key         10020568                  Balloon         Actual/360
                     MLML         20028003006               Balloon         Actual/360
                     JPMCB        HTA-1023                  Balloon         Actual/360
                     MLML         20038035003               Balloon         Actual/360
                     JPMCB        HTA-1024                  Balloon         Actual/360
                     JPMCB        HTA-1078                  Balloon         Actual/360
                     JPMCB        HTA-1087                  Balloon         Actual/360
                      Key         10019306                  Balloon         Actual/360
                      Key         10020565                  Balloon         Actual/360
                     MLML         20038543020               Balloon         Actual/360
                                  20038543020.1
                                  20038543020.2
                                  20038543020.3
                      Key         10021510                  Balloon         Actual/360
                     MLML         20038030001               Balloon         Actual/360
                     MLML         20033925001               Balloon         Actual/360
                                  20033925001.1
                                  20033925001.2
                                  20033925001.3
                                  20033925001.4
                                  20033925001.5
                                  20033925001.6
                     MLML         20038505012               Balloon         Actual/360
                      Key         10021628                  Balloon         Actual/360
                      Key         10020210                  Balloon         Actual/360
                     MLML         20038505011               Balloon         Actual/360
                      Key         10021563                  Balloon         Actual/360
                     MLML         200338518001              Balloon         Actual/360
                     MLML         20038037001               Balloon         Actual/360
                     MLML         20039243002               Balloon         Actual/360
                     MLML         20038032021               Balloon         Actual/360
                     MLML         20038005001               Balloon         Actual/360
                      Key         10020691                  Balloon         Actual/360
                     MLML         20038032020               Balloon         Actual/360
                     MLML         20038532020                  IO           Actual/360
                     MLML         20038035002               Balloon         Actual/360
                     MLML         20038032022               Balloon         Actual/360
                      Key         10020956                  Balloon         Actual/360
                      Key         10020825                  Balloon         Actual/360
                      Key         10021057                  Balloon         Actual/360
                     MLML         20038543001               Balloon         Actual/360
                      Key         10020948                  Balloon         Actual/360
                     MLML         20038037001               Balloon         Actual/360

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


------------------------------------------------------------------------------------------------------------------------
ADD / DROPS       ORIGINATOR  LOAN #           MONTHLY DEBT SERVICE   ORIGINAL TERM    REMAINING TERM  INITIAL IO PERIOD
------------------------------------------------------------------------------------------------------------------------
                     JPMCB    HTA-1003                   $ 262,189         120               120           24
                     MLML     20039232020                $ 122,708         120               120           120
                     JPMCB    HTA-1026                   $ 132,393          84               84            12
                      Key     10020568                    $ 94,908          84               83             0
                     MLML     20028003006                 $ 93,244         120               118            0
                     JPMCB    HTA-1023                   $ 103,274          84               84            12
                     MLML     20038035003                 $ 85,854         120               120            0
                     JPMCB    HTA-1024                    $ 80,713          84               84            12
                     JPMCB    HTA-1078                    $ 71,677          84               84            12
                     JPMCB    HTA-1087                    $ 70,166          84               84            12
                      Key     10019306                    $ 65,207         120               120            0
                      Key     10020565                    $ 67,347         120               120            0
                     MLML     20038543020                 $ 56,915         120               120            0
                              20038543020.1
                              20038543020.2
                              20038543020.3
                      Key     10021510                    $ 53,319         120               119            0
                     MLML     20038030001                 $ 38,265         120               120            0
                     MLML     20033925001                 $ 39,683         120               119            0
                              20033925001.1
                              20033925001.2
                              20033925001.3
                              20033925001.4
                              20033925001.5
                              20033925001.6
                     MLML     20038505012                 $ 39,054         120               119           24
                      Key     10021628                    $ 30,040         120               119            0
                      Key     10020210                    $ 29,084         120               116            0
                     MLML     20038505011                 $ 27,196         120               119            0
                      Key     10021563                    $ 26,514         120               120            0
                     MLML     200338518001                $ 24,162         120               119            0
                     MLML     20038037001                 $ 23,389         120               119            0
                     MLML     20039243002                 $ 23,382         120               119            0
                     MLML     20038032021                 $ 21,267          60               58             0
                     MLML     20038005001                 $ 18,966         120               119            0
                      Key     10020691                    $ 19,762         120               119            0
                     MLML     20038032020                 $ 17,909          60               58             0
                     MLML     20038532020                 $ 14,949         120               120           120
                     MLML     20038035002                 $ 17,987         120               119            0
                     MLML     20038032022                 $ 16,790          60               58             0
                      Key     10020956                    $ 15,130         120               117            0
                      Key     10020825                    $ 15,150         120               117            0
                      Key     10021057                    $ 14,757         120               118            0
                     MLML     20038543001                 $ 13,053          60               59             0
                      Key     10020948                    $ 12,408         120               117            0
                     MLML     20038037001                  $ 9,851         120               118            0




------------------------------------------------------------------------------------------------------------------------------------
ADD / DROPS       ORIGINATOR  LOAN #          FIRST PAYMENT DATE  AMORTIZATION TERM   ARD/MATURITY DATE    UW NOI          UW NCF
------------------------------------------------------------------------------------------------------------------------------------
                     JPMCB    HTA-1003        11/01/03                   330               10/01/13       $ 4,053,770    $ 3,984,570
                     MLML     20039232020     11/01/03                    0                10/01/13       $ 9,355,614    $ 9,311,864
                     JPMCB    HTA-1026        11/01/03                   330               10/01/10       $ 2,221,401    $ 2,196,151
                      Key     10020568        11/01/03                   360               10/01/10        $1,708,847     $1,708,847
                     MLML     20028003006     09/01/03                   360               08/01/13       $ 1,574,010    $ 1,498,010
                     JPMCB    HTA-1023        11/01/03                   330               10/01/10       $ 1,737,496    $ 1,714,596
                     MLML     20038035003     11/01/03                   360               10/01/13       $ 1,702,266    $ 1,609,162
                     JPMCB    HTA-1024        11/01/03                   330               10/01/10       $ 1,311,117    $ 1,293,867
                     JPMCB    HTA-1078        11/01/03                   330               10/01/10       $ 1,157,561    $ 1,132,361
                     JPMCB    HTA-1087        11/01/03                   330               10/01/10       $ 1,128,205    $ 1,108,505
                      Key     10019306        12/01/03                   360               11/01/13        $1,072,283     $1,072,283
                      Key     10020565        12/01/03                   336               11/01/13        $1,043,443     $1,043,443
                     MLML     20038543020     12/01/03                   360               11/01/13       $ 1,033,391      $ 930,641
                              20038543020.1                                                                 $ 223,743      $ 196,743
                              20038543020.2                                                                 $ 612,023      $ 559,273
                              20038543020.3                                                                 $ 197,625      $ 174,625
                      Key     10021510        11/01/03                   360               10/01/13         $ 925,249      $ 925,249
                     MLML     20038030001     12/01/03                   360               11/01/13       $ 1,142,882    $ 1,109,382
                     MLML     20033925001     11/01/03                   360               10/01/13         $ 752,958      $ 725,208
                              20033925001.1                                                                 $ 334,280      $ 318,880
                              20033925001.2                                                                 $ 105,744      $ 103,094
                              20033925001.3                                                                 $ 109,157      $ 105,657
                              20033925001.4                                                                 $ 104,350      $ 101,900
                              20033925001.5                                                                  $ 57,356       $ 55,106
                              20033925001.6                                                                  $ 42,071       $ 40,571
                     MLML     20038505012     11/01/03                   360               09/01/13         $ 658,071      $ 623,696
                      Key     10021628        11/01/03                   360               10/01/13         $ 642,661      $ 642,661
                      Key     10020210        08/01/03                   300               07/01/13         $ 489,250      $ 451,750
                     MLML     20038505011     11/01/03                   360               10/01/13         $ 412,272      $ 398,272
                      Key     10021563        12/01/03                   300               11/01/13         $ 418,039      $ 418,039
                     MLML     200338518001    11/01/03                   360               10/01/13         $ 396,774      $ 371,024
                     MLML     20038037001     10/01/03                   360               09/01/13         $ 362,337      $ 354,337
                     MLML     20039243002     10/01/03                   360               09/01/13         $ 823,423      $ 761,423
                     MLML     20038032021     10/01/03                   360               09/01/13         $ 470,569      $ 433,569
                     MLML     20038005001     11/01/03                   360               10/01/13         $ 305,886      $ 300,136
                      Key     10020691        11/01/03                   360               10/01/13         $ 331,364      $ 331,364
                     MLML     20038032020     10/01/03                   360               09/01/13         $ 389,335      $ 345,335
                     MLML     20038532020     12/01/03                    0                11/01/13       $ 1,044,173    $ 1,024,173
                     MLML     20038035002     11/01/03                   360               10/01/13         $ 287,812      $ 265,812
                     MLML     20038032022     10/01/03                   360               09/01/13         $ 315,556      $ 315,656
                      Key     10020956        09/01/03                   360               08/01/13         $ 240,050      $ 240,050
                      Key     10020825        09/01/03                   360               08/01/13         $ 256,892      $ 256,892
                      Key     10021057        10/01/03                   360               09/01/13         $ 246,805      $ 246,805
                     MLML     20038543001     11/01/03                   300               10/01/08         $ 210,500      $ 195,650
                      Key     10020948        09/01/03                   360               08/01/13         $ 194,210      $ 194,210
                     MLML     20038037001     10/01/03                   360               09/01/13         $ 157,316      $ 151,216




------------------------------------------------------------------------------------------------------------------------------------
ADD / DROPS       ORIGINATOR     LOAN #           DSCR  SINGLE TENANT        # OF STUDIOS    AVG. RENT     # OF 1 BR  AVG. 1 BR RENT
------------------------------------------------------------------------------------------------------------------------------------
                     JPMCB       HTA-1003         1.27        No                                            1384 pads    $380.00
                     MLML        20039232020      6.32        No                                                   35  $5,378.00
                     JPMCB       HTA-1026         1.38        No                                             505 pads    $448.00
                      Key        10020568         1.50        No                                                   85    $734.00
                     MLML        20028003006      1.34        No                                                  160    $650.00
                     JPMCB       HTA-1023         1.38        No                                             468 pads    $428.00
                     MLML        20038035003      1.56        No                                                  200    $700.00
                     JPMCB       HTA-1024         1.34        No                                             345 pads    $408.00
                     JPMCB       HTA-1078         1.32        No                                             504 pads    $268.00
                     JPMCB       HTA-1087         1.32        No                                                  394    $368.00
                      Key        10019306         1.37        No                                                   48    $576.00
                      Key        10020565         1.29        No
                     MLML        20038543020      1.36        No
                                 20038543020.1                                                                     46    $439.00
                                 20038543020.2                                    18              $397.00          86    $510.00
                                 20038543020.3                                                                     52    $400.00
                      Key        10021510         1.45        No                                                   16    $556.00
                     MLML        20038030001      2.11        No                  54              $988.00          62  $1,445.00
                     MLML        20033925001      1.52        No
                                 20033925001.1                                                               308 pads    $217.00
                                 20033925001.2                                                               53  pads    $245.00
                                 20033925001.3                                                                70 pads    $220.00
                                 20033925001.4                                                                49 pads    $255.00
                                 20033925001.5                                                                45 pads    $220.00
                                 20033925001.6                                                                30 pads    $254.00
                     MLML        20038505012      1.33        No                                                    4    $697.00
                      Key        10021628         3.57        No
                      Key        10020210         1.29        No                                                   32    $580.00
                     MLML        20038505011      1.22        No                                                   32  $1,006.00
                      Key        10021563         1.31        No                                                   48    $468.00
                     MLML        200338518001     1.28        No                                                   48    $450.00
                     MLML        20038037001      1.26        No                                             148 pads    $334.00
                     MLML        20039243002      2.71        No                                                   88    $536.00
                     MLML        20038032021      1.70        No
                     MLML        20038005001      1.32        No                                                    1  $1,100.00
                      Key        10020691         1.40        No                                                   28    $963.00
                     MLML        20038032020      1.61        No
                     MLML        20038532020      5.71        No                   4            $2,100.00          33  $3,600.00
                     MLML        20038035002      1.23        No                                                    8    $381.00
                     MLML        20038032022      1.57        No                                                   22    $408.00
                      Key        10020956         1.32        No
                      Key        10020825         1.41        No                   9              $591.00          14    $761.00
                      Key        10021057         1.39        No
                     MLML        20038543001      1.25        No                                                  198    $218.00
                      Key        10020948         1.30        No                                                   16    $561.00
                     MLML        20038037001      1.28        No                                             122 pads    $224.00



------------------------------------------------------------------------------------------------------------------------------------
ADD / DROPS       ORIGINATOR    LOAN #           # OF 2 BR   AVG. 2 BR RENT    # OF 3 BR     AVG. 3 BR RENT  # OF 4 BR.   AVG. RENT
------------------------------------------------------------------------------------------------------------------------------------
                     JPMCB      HTA-1003
                     MLML       20039232020      35               $7,637.50           35       $8,682.92
                     JPMCB      HTA-1026
                      Key       10020568         130                $787.00          108        $898.00
                     MLML       20028003006      144                $772.00
                     JPMCB      HTA-1023
                     MLML       20038035003      168                $835.00
                     JPMCB      HTA-1024
                     JPMCB      HTA-1078
                     JPMCB      HTA-1087
                      Key       10019306         144                $673.00           24        $870.00
                      Key       10020565                                              60       $1,185.00           60      $1,512.00
                     MLML       20038543020
                                20038543020.1    50                 $576.00           12        $661.00
                                20038543020.2    93                 $594.00           14        $824.00
                                20038543020.3    40                 $512.20
                      Key       10021510         316                $662.00            3        $895.00            1       $1,100.00
                     MLML       20038030001      15               $1,800.00            2       $2,600.00           1       $2,925.00
                     MLML       20033925001
                                20033925001.1
                                20033925001.2
                                20033925001.3
                                20033925001.4
                                20033925001.5
                                20033925001.6
                     MLML       20038505012      70                 $815.68           36       $1,085.00
                      Key       10021628         68                 $554.00           44        $802.00            20      $880.00
                      Key       10020210         94                 $726.00           24        $850.00
                     MLML       20038505011      24                 $837.50
                      Key       10021563         60                 $575.00           28        $694.00            32      $776.00
                     MLML       200338518001     55                 $625.00
                     MLML       20038037001
                     MLML       20039243002      134                $699.00           26        $876.00
                     MLML       20038032021      148                $604.00
                     MLML       20038005001      22               $1,535.00
                      Key       10020691         12               $1,358.00
                     MLML       20038032020      176                $593.00
                     MLML       20038532020      31               $4,700.00           12       $6,500.00           3      $11,600.00
                     MLML       20038035002      80                 $543.00
                     MLML       20038032022      110                $448.00
                      Key       10020956         64                 $560.00
                      Key       10020825         15               $1,039.00            4       $1,437.00
                      Key       10021057         65                 $560.00
                     MLML       20038543001
                      Key       10020948         32                 $622.00            4        $783.00
                     MLML       20038037001

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


------------------------------------------------------------------------------------------------------------------------------------
                                                                       CROSSED      RELATED
ADD / DROPS   ORIGINATOR  LOAN #           TITLE TYPE      SPE (Y/N)   LOANS        BORROWER         BORROWER NAME
------------------------------------------------------------------------------------------------------------------------------------
                 JPMCB    HTA-1003             Fee            Yes      No           Yes              TBD
                 MLML     20039232020       Leasehold         Yes      No           No               Trump Plaza Owners, Inc.
                 JPMCB    HTA-1026             Fee            Yes      Yes          Yes              TBD
                  Key     10020568             Fee            Yes      No           No               To Be Formed LLC
                 MLML     20028003006          Fee            Yes      No           No               Simjah Interests, LLC.
                 JPMCB    HTA-1023             Fee            Yes      Yes          Yes              TBD
                 MLML     20038035003          Fee            Yes      No           No               Residenz, LLC
                 JPMCB    HTA-1024             Fee            Yes      Yes          Yes              TBD
                 JPMCB    HTA-1078             Fee            Yes      Yes          Yes              TBD
                 JPMCB    HTA-1087             Fee            Yes      Yes          Yes              TBD
                  Key     10019306             Fee            Yes      No           No               Georgetown Oaks Apartments, LLC
                  Key     10020565             Fee            Yes      No           No               Collegiate Partners 2000 LLC
                 MLML     20038543020                         Yes      Yes          No               TBD
                          20038543020.1
                          20038543020.2
                          20038543020.3
                  Key     10021510             Fee            No       No           No               Brookside Properties
                 MLML     20038030001          Fee            Yes      No           No               2400 Apartment Corporation
                 MLML     20033925001          Fee            Yes      No           No               TBD
                          20033925001.1
                          20033925001.2
                          20033925001.3
                          20033925001.4
                          20033925001.5
                          20033925001.6
                 MLML     20038505012          Fee            Yes      No           No               Gables E.W., L.P.
                  Key     10021628             Fee            Yes      No           No               To Be Formed, LLC
                  Key     10020210             Fee            Yes      No           No               AmeriSouth XXI, Ltd.
                 MLML     20038505011          Fee            Yes      No           No               TBD
                  Key     10021563             Fee            No       No           No               Arlington Farms Ltd
                 MLML     200338518001         Fee            Yes      No           No               Savanah Springs, LLC
                 MLML     20038037001          Fee            Yes      No           No               Country Sunset, LLC
                 MLML     20039243002          Fee            No       No           No               Vanderschoot & Dunn
                 MLML     20038032021          Fee            Yes      No           Yes              Lossen Gardens Apartments, LP
                 MLML     20038005001          Fee            Yes      No           No               Avio Realco. No. 3, LLC
                  Key     10020691             Fee            No       No           No               Prindle Terrace LLC
                 MLML     20038032020          Fee            Yes      No           Yes              Lake Heights Apartments, LP
                 MLML     20038532020          Fee            Yes      No           No               55 Liberty Owners Corp.
                 MLML     20038035002          Fee            Yes      No           No               SGMA Partnership
                 MLML     20038032022          Fee            Yes      No           Yes              Wyntrebrooke Apartments, LP
                  Key     10020956             Fee            No       No           No               Ashton Court Inc
                  Key     10020825             Fee            No       No           No               Gilman Terrace LLC
                  Key     10021057             Fee            No       No           No               Ryegate Square Inc
                 MLML     20038543001          Fee            Yes      No           No               Lincoln Park Community, Inc.
                  Key     10020948             Fee            No       No           No               N. El Dorado Investors
                 MLML     20038037001          Fee            Yes      No           No               Village Park Hermiston, LLC




---------------------------------------------------------------------------------------------------------------------------------
                                                                                       ADDITIONAL     ADDITIONAL       MONTHLY
ADD / DROPS   ORIGINATOR  LOAN #           SPONSOR NAME                                DEBT EXISTS    DEBT AMOUNT   CAPEX RESERVE
---------------------------------------------------------------------------------------------------------------------------------
                 JPMCB    HTA-1003         Hometown America Communities, LLC                 No                        $69,200
                 MLML     20039232020      TBD                                               No           $ -          $ 3,646
                 JPMCB    HTA-1026         Hometown America Communities, LLC                 No                        $25,250
                  Key     10020568         John Deal, Mick Deal, Mike Strand                 No           $ -          $ 6,729
                 MLML     20028003006      Wendell A. Jacobson                               No           $ -          $ 6,333
                 JPMCB    HTA-1023         Hometown America Communities, LLC                 No                        $22,900
                 MLML     20038035003      Singh, Awa, Kerr, Mahajan, Mehan & Messer         No           $ -          $ 7,759
                 JPMCB    HTA-1024         Hometown America Communities, LLC                 No                        $17,250
                 JPMCB    HTA-1078         Hometown America Communities, LLC                 No                        $25,200
                 JPMCB    HTA-1087         Hometown America Communities, LLC                 No                        $19,700
                  Key     10019306         TBD                                               No           $ -          $ 3,600
                  Key     10020565         Collegiate Partners 2000 LLC                      No           $ -          $ 3,000
                 MLML     20038543020      Paul Schaeter, Rick Anderson                      No           $ -          $ 8,563
                          20038543020.1
                          20038543020.2
                          20038543020.3
                  Key     10021510         Nelson Andrews                                    No           $ -          $ 8,425
                 MLML     20038030001      2400 Apartment Corporation                        No           $ -          $ 2,792
                 MLML     20033925001      Scott D. Jackson                                  No           $ -          $ 2,313
                          20033925001.1
                          20033925001.2
                          20033925001.3
                          20033925001.4
                          20033925001.5
                          20033925001.6
                 MLML     20038505012      Michael A. Entin, Richard A. Entin                No           $ -          $ 1,406
                  Key     10021628         Ed Carter                                         No           $ -          $ 3,300
                  Key     10020210         Ruel M. Hamilton                                 Yes        $ 300,000       $ 3,125
                 MLML     20038505011      Robert M. Rowland, Charlotte K.F.                 No           $ -          $ 1,349
                  Key     10021563         Ed Bloomberg                                      No           $ -          $ 4,200
                 MLML     200338518001     Sherrill E. White, Shirley A. White               No           $ -          $ 2,146
                 MLML     20038037001      Robert W. Hartford, Michael J. Hanks              No           $ -          $   667
                 MLML     20039243002      Roger Dunn and Anne Dunn and T                    No           $ -          $ 5,167
                 MLML     20038032021      G&S Management Associates                         No           $ -          $ 3,083
                 MLML     20038005001      V.P. Dunga, Gloria Dunga, Avio Group USA          No           $ -          $ 5,750
                  Key     10020691         Kevin Bartlett & Leonard Massello                 No           $ -          $   667
                 MLML     20038032020      G&S Management Associates                         No           $ -          $ 3,667
                 MLML     20038532020      Henry Ziegler                                     No           $ -          $ 1,667
                 MLML     20038035002      Attam Singg, Soma Avva                            No           $ -          $ 1,833
                 MLML     20038032022      G&S Management Associates                         No           $ -          $   -
                  Key     10020956         Virgil L. Nickel, Jr.                             No           $ -          $ 1,600
                  Key     10020825         Tim McHugh                                        No           $ -          $ 1,026
                  Key     10021057         Claus G. Mueller                                  No           $ -          $ 1,625
                 MLML     20038543001      Nathaniel Parker, Douglas Parker, Richard Parker  No           $ -          $ 1,238
                  Key     10020948         William Sembrat                                   No           $ -          $ 1,112
                 MLML     20038037001      Robert W. Hartford, Michael J. Hanks              No           $ -          $   508



------------------------------------------------------------------------------------------------------------------------------------
                                                 MONTHLY                                                       LOCKBOX     LOCKBOX
ADD / DROPS   ORIGINATOR   LOAN #             TI/LC RESERVE   MONTHLY INS. RESERVE   MONTHLY TAX RESERVE         (Y/N)       TYPE
------------------------------------------------------------------------------------------------------------------------------------
                 JPMCB     HTA-1003                                                                                Yes       Soft
                 MLML      20039232020           $      -                 $  2,250             $ 187,500           Yes       Hard
                 JPMCB     HTA-1026                                                                                Yes       Soft
                  Key      10020568              $      -                 $  4,561             $  18,797           No
                 MLML      20028003006           $      -                 $  5,067             $  18,130           No
                 JPMCB     HTA-1023                                                                                Yes       Soft
                 MLML      20038035003           $      -                 $  4,167             $  22,917           No
                 JPMCB     HTA-1024                                                                                Yes       Soft
                 JPMCB     HTA-1078                                                                                Yes       Soft
                 JPMCB     HTA-1087                                                                                Yes       Soft
                  Key      10019306              $      -                 $      -             $   8,190           No
                  Key      10020565              $      -                 $  4,167                   TBD           No
                 MLML      20038543020           $      -                 $  9,212             $  23,848           No
                           20038543020.1
                           20038543020.2
                           20038543020.3
                  Key      10021510              $      -                 $13,125              $  25,289           No
                 MLML      20038030001           $      -                 $ 3,918              $  18,287           No
                 MLML      20033925001           $      -                 $ 2,500              $   2,533           No
                           20033925001.1
                           20033925001.2
                           20033925001.3
                           20033925001.4
                           20033925001.5
                           20033925001.6
                 MLML      20038505012           $      -                 $  2,957             $   4,946           No
                  Key      10021628              $      -                 $  5,253             $   7,457           No
                  Key      10020210              $      -                 $  4,727             $   6,914           No
                 MLML      20038505011           $      -                 $    833             $   6,667           No
                  Key      10021563              $      -                 $  5,669             $   6,999           No
                 MLML      200338518001          $      -                 $  1,189             $   3,583           No
                 MLML      20038037001           $      -                 $    417             $   2,667           No
                 MLML      20039243002           $      -                 $  6,917             $  14,917           Yes       Soft
                 MLML      20038032021           $      -                 $  3,817             $  10,083           No
                 MLML      20038005001           $      -                 $    625             $   3,333           No
                  Key      10020691              $      -                 $  1,875             $   5,667           No
                 MLML      20038032020           $      -                 $  5,833             $  12,083           No
                 MLML      20038532020           $      -                 $  8,000             $  57,397           No
                 MLML      20038035002           $      -                 $    917             $   3,417           No
                 MLML      20038032022           $      -                 $  2,917             $   9,417           No
                  Key      10020956              $      -                 $    928             $   2,497           No
                  Key      10020825              $      -                 $    843             $   4,002           No
                  Key      10021057              $      -                 $    854             $   2,692           No
                 MLML      20038543001           $      -                 $  1,000             $   1,917           No
                  Key      10020948              $      -                 $    575             $   2,772           No
                 MLML      20038037001           $      -                 $    417             $   2,250           No


(1) Subject property is a co-operative apartment complex. Average rents are based on units at market rents.

(2) Cross collateralized & cross - defaulted.